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                                                                   EXHIBIT 10.19

                 Intercreditor and Collateral Agency Agreement


                           Dated as of June 7, 2002


                                 by and among


                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                     Administrative Agent for the Lenders,

                THE LENDERS NAMED ON THE SIGNATURE PAGES HERETO


                                      and

             THE NOTEHOLDERS NAMED ON THE SIGNATURE PAGES HERETO,
                                 as Noteholder

                                      and

                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Collateral Agent
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                               Table of Contents

Section                                                  Heading                                              Page
Section 1.    Definitions...................................................................................     5
Section 2.    Appointment and Authority of Collateral Agent.................................................     9
Section 3.    Priority of Liens.............................................................................    10
Section 4.    Enforcement Against Collateral; Application of Proceeds from Collateral and Guaranties........    10
     Section 4.1.     Limit on Enforcement..................................................................    10
     Section 4.2.     Enforcement...........................................................................    10
     Section 4.3.     Application of Proceeds...............................................................    11
     Section 4.4.     Sharing of Recoveries.................................................................    12
     Section 4.5.     Return of Amounts.....................................................................    13
     Section 4.6.     Allocation of Payments................................................................    13
     Section 4.7.     Determination of Amounts of Obligations...............................................    13
     Section 4.8.     Acts of Creditors.....................................................................    14
Section 5.    The Collateral Agent..........................................................................    14
     Section 5.1.     Duties of Collateral Agent............................................................    14
     Section 5.2.     Collateral Agent's Liability..........................................................    16
     Section 5.3.     Certain Limitations on Collateral Agent's Rights to Compensation and Indemnification..    17
     Section 5.4.     Status of Moneys Received.............................................................    18
     Section 5.5.     Resignation or Termination of Collateral Agent........................................    18
     Section 5.6.     Succession of Successor Collateral Agent..............................................    18
     Section 5.7.     Eligibility of Collateral Agent.......................................................    19
     Section 5.8.     Successor Collateral Agent by Merger..................................................    19
     Section 5.9.     Compensation and Reimbursement of Collateral Agent....................................    19
     Section 5.10.    Self Dealing..........................................................................    20
Section 6.    Agreements Among the Creditors................................................................    20
     Section 6.1.     Independent Actions by Creditors......................................................    20
     Section 6.2.     Relation of Creditors.................................................................    20
     Section 6.3.     Acknowledgment of Collateral and Guaranties...........................................    21
     Section 6.4.     Additional Creditors..................................................................    21
     Section 6.5.     Additional Guarantors.................................................................    21
     Section 6.6.     Guaranties............................................................................    21
     Section 6.7.     Copies of Modifications...............................................................    21
Section 7.    Miscellaneous.................................................................................    21
     Section 7.1.     Entire Agreement......................................................................    21
     Section 7.2.     Notices...............................................................................    21
     Section 7.3.     Successors and Assigns................................................................    22
     Section 7.4.     Consents, Amendment, Waivers..........................................................    22
     Section 7.5.     Governing Law.........................................................................    22
     Section 7.6.     Counterparts..........................................................................    22
     Section 7.7.     Sale of Interest......................................................................    23

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
     Section 7.8.     Severability..........................................................................    23
     Section 7.9.     Purchase of Collateral................................................................    23
     Section 7.10.    Further Assurances, etc...............................................................    23
     Signature Page.........................................................................................    24

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                 Intercreditor and Collateral Agency Agreement

     This Intercreditor and Collateral Agency Agreement is dated as of June 7, 2002, among (i) WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National
Bank), as collateral agent (in such capacity and together with any successors or assigns in such capacity pursuant to Section 5.5 or Section 5.8, as applicable, the "Collateral Agent") for the Creditors (as hereinafter defined), (ii) WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Administrative Agent for and on behalf of the Lenders and Issuing Bank under the Credit Agreement (as defined below), (iii) the Persons listed as a Lender on the signature pages hereto and (iv) the Persons listed as an Initial Noteholder on the signature pages hereto (each such institution is referred to herein as an "Initial Noteholder" and such institutions are collectively referred to herein as the "Initial Noteholders").

                               R e c i t a l s:

      A. Under and pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of December 20, 2001 (as such agreement may be modified, amended, supplemented, joined, restated, or replaced in accordance with its terms, the "Credit Agreement"), by and among Inergy Propane, LLC, a Delaware limited liability company (the "Company"), as borrower, Wachovia Bank, National Association (f/k/a First Union National Bank), as administrative agent for the Lenders and the Lenders, the Lenders and the Issuing Bank (as defined in the Credit Agreement) have heretofore agreed to make available to the Company certain credit facilities.

      B. Under and pursuant to that certain Note Purchase Agreement dated as of June 7, 2002 (as such agreement may be modified, amended, supplemented, joined, restated or replaced in accordance with its terms, the "Note Agreement"), by and among the Company and each of the Initial Noteholders, respectively, the Company proposes to issue and sell to the Initial Noteholders (i) $35,000,000 aggregate principal amount of its 8.85% Senior Secured Notes, Series A, due June 7, 2007 (the "Series A Notes", such term to include any notes of such series issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement),
(ii) $25,000,000 aggregate principal amount of its 9.10% Senior Secured Notes, Series B, due June 6, 2008 (the "Series B Notes", such term to include any notes of such series issued in substitution therefor pursuant to Section 13 of the Note Agreement), and (iii) $25,000,000 aggregate principal amount of its 9.34% Senior Secured Notes, Series C, due June 5, 2009 (the "Series C Notes", such term to include any notes of such series issued in substitution therefor pursuant to Section 13 of the Note Agreement; the Series A Notes, the Series B Notes and the Series C Notes being herein after collectively referred to as the "Private Notes").

      C. Pursuant to the terms of the Credit Agreement and the Note Agreement, IPCH Acquisition Corp., Inergy, L.P. and each direct and indirect subsidiary of the Company (the "Guarantors") have guaranteed or, with respect to after acquired or subsequently formed subsidiaries, will guarantee, the Credit Agreement Obligations and the Note Agreement Obligations (each as hereinafter defined) pursuant to one or more guaranty agreements or

                                       4
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joinders thereto (as such guaranties may be modified, amended, renewed or replaced in accordance with their terms, and including, any Additional Guaranties, the "Guaranties").

      D. Pursuant to the terms of the Credit Agreement and the Note Agreement, the Company and each direct and indirect subsidiary of the Company have delivered to the Collateral Agent the Security Agreements (as defined in the Credit Agreement) (the "Security Agreements") to secure the Credit Agreement Obligations and the Note Agreement Obligations.

      E. Pursuant to the terms of the Credit Agreement and the Note Agreement, the Company and L&L Transportation, LLC, as applicable, each has delivered to the Collateral Agent Mortgages (as defined in the Credit Agreement) (the "Mortgages") to secure the Credit Agreement Obligations and the Note Agreement Obligations.

      F. Pursuant to the terms of the Credit Agreement, Inergy, L.P. and the Company each has delivered to the Collateral Agent Pledge Agreements (as defined in the Credit Agreement) (the "Pledge Agreements") to secure the Credit Agreement Obligations and the Note Agreement Obligations.

      G. The Lenders and each Initial Noteholder desire that the Collateral Agent shall be the collateral agent to act on behalf of all Creditors regarding the Collateral, all as more fully provided herein; and the Creditors have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Creditors regarding the relative rights and priorities with respect to the Collateral.

      H. Pursuant to the Credit Agreement and as a condition precedent to the purchase of the Private Notes by the Initial Noteholders under the Note Agreement, and the parties hereto have consented and agreed, that all such other actions shall be taken as may be necessary to expressly provide or otherwise effect the agreement of the parties hereto that the Credit Agreement Obligations and the Note Agreement Obligations shall be secured on an equal and ratable basis.

      I. Pursuant to the requirements of the Note Agreement, the Company has requested and the Lenders and the Initial Noteholders have agreed to enter into this Agreement.

      Now, Therefore, in consideration of the mutual benefit to be provided hereby and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, including the Credit Parties, hereby agree as follows:

Section 1.   Definitions.

      The following terms shall have the meanings assigned to them below in this
Section 1 or as otherwise defined in the provisions of this Agreement:

      "Actionable Default" shall mean any "Event of Default" under and as defined in the Credit Agreement and any "Event of Default" under and as defined in the Note Agreement.

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      "Additional Guarantors" shall mean the Persons which are intended to be subject to this Intercreditor Agreement pursuant to the requirements of Section
6.5 hereof.

      "Administrative Agent" shall have the meaning given such term in Recitals hereof.

      "Bank Loans" shall mean the extensions of credit and other obligations under the Credit Agreement as such amounts may be increased or decreased from time to time.

      "Collateral" shall mean the assets and property described in the granting clauses of any Security Document outstanding from time to time granting collateral security to the Collateral Agent for the benefit of the Lenders or the Noteholders.

      "Collateral Agent" shall have the meaning assigned thereto in the introductory paragraph hereto.

      "Company" shall have the meaning assigned thereto in the Recitals hereof.

      "Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

      "Credit Agreement Obligations" shall mean "Obligations" as defined in the Credit Agreement (including, without limitation, Default Interest, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Bank Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Credit Parties, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Notes under the Credit Agreement or any other document made, delivered or given in connection therewith, whether on account of principal, interest, premium, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and the Lenders that are required to be paid by the Credit Parties pursuant to the terms of the Credit Documents or this Agreement).

      "Credit Documents" shall mean the collective reference to the Credit Documents (as defined in the Credit Agreement) and any Hedging Agreement entered into with a Person that is a Lender or an affiliate thereof.

      "Credit Party" and "Credit Parties" shall mean the Company, the Guarantors and the Additional Guarantors.

      "Creditor" shall mean the Administrative Agent, a Lender or a Noteholder, as the case may be. The Administrative Agent, the Lenders and the Noteholders are sometimes collectively referred to herein as the "Creditors".

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      "Event of Default" shall mean the occurrence of any event or the existence of any condition which is specified as an "Event of Default" under any Credit Document or any Note Document.

      "Finance Documents" shall mean a collective reference to the Credit Documents and the Note Documents.

      "Guarantor" and "Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

      "Guaranty" and "Guaranties" shall have the meanings assigned thereto in the Recitals hereof.

      "Hedging Agreement" shall have the meaning assigned thereto in the Credit Agreement so long as such Hedging Agreement is with a Lender or an affiliate of a Lender.

      "Initial Noteholders" shall have the meaning given such term in introductory paragraph above.

      "Lender" shall mean each bank and other financial institution from time to time party to the Credit Agreement as a Lender and each Lender or affiliate of a Lender from time to time party to any Hedging Agreement.

      "Majority Creditors" shall mean, at the time of any determination hereunder, the Required Lenders (for so long as the Credit Agreement is in effect) and the Required Holders (for so long as any Private Note is outstanding).

      "Maturity Event" shall mean (a) the maturity of any of the Bank Loans or the Private Notes by acceleration; (b) the Company shall (1) petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator for all or any substantial part of its business, estate or assets, or
(2) commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or (c) any such petition or application shall be filed or any such proceeding shall be commenced against the Company and (1) the Company shall indicate approval thereof, consent thereto or acquiescence therein, or (2) an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of the Company or granting relief to the Company or approving the petition in any such proceeding, and such order shall remain in effect for more than sixty
(60) days.

      "Note Agreement" shall have the meaning assigned thereto in the Recitals hereof.

      "Note Agreement Obligations" shall mean the collective reference to the unpaid principal of, interest on and premium, if any, on the Private Notes and all other obligations and liabilities of the Credit Parties to the Noteholders (including, without limitation, interest accruing at the then applicable rate provided in the Note Agreement after the maturity of the Private Notes and interest accruing at the then applicable rate provided in the Note Agreement after the filing

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of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any of the Credit Parties, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Agreement, any Private Notes or any other document made, delivered or given in connection therewith, whether on account of principal, interest, premium, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Noteholders that are required to be paid by the Credit Parties pursuant to the terms of the Note Agreement, the Private Notes, or this Agreement).

     "Note Documents" shall mean the Note Documents (as defined in the Note Agreement).

     "Noteholder" shall mean each holder of any Note from time to time, including, without limitation, the Initial Noteholders.

     "Notice of Actionable Default" shall mean a written notice issued to the Collateral Agent with a copy to the Credit Parties (a) by any Creditor certifying that an Actionable Default has occurred and is continuing, or (b) by the Majority Creditors certifying that an Actionable Default has occurred and is continuing.

     "Obligations" shall mean the collective reference to the Credit Agreement Obligations and the Note Agreement Obligations.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Pledge Agreement" shall have the meaning assigned thereto in the Recitals hereof.

     "Private Notes" shall have the meaning assigned thereto in the Recitals hereof.

     "Required Holders" shall have the meaning assigned thereto in the Note Agreement, as in effect on the date hereof.

     "Required Lenders" shall have the meaning assigned thereto in the Credit Agreement, as in effect on the date hereof.

     "Security Documents" shall mean the Guaranties, Security Agreements, Pledge Agreements and Mortgages and any other guaranty, security agreement, pledge agreement, mortgage or deed of trust (or similar instrument granting a Creditor a lien on real property) executed pursuant to the requirements of any Finance Document and any other instrument or agreement pursuant to which a lien in collateral security is created or arises to secure any or all of the Obligations owing to the Lenders or the Noteholders.

     "Specified Payment" shall mean (i) any payment from any Credit Party or any other source received by a Creditor during the continuance of an Actionable Default with respect to

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which a Notice of Actionable Default shall have been delivered to the Collateral
Agent, (ii) any payments made pursuant to the terms of a Guaranty, (iii) any payment which a Creditor obtains within ninety (90) days before the occurrence of a Maturity Event and (iv) any amounts received by the exercise of set-off rights against any deposits, indebtedness or other obligations or amounts at any time held or owing by such parties to or for the account of any Credit Party, including, without limitation, amounts recovered or proceeds received pursuant to Section 6.1 (b) of this Agreement; provided, however, such payments or other amounts shall not be a Specified Payment if such payments or other amounts (whether in the form of a payment, debit, cash sweep or otherwise) shall be directed by or accompanied by clear instructions (including standing instructions with regard to cash management accounts) from the Company or any such Guarantor or other person or entity that such payments are to apply to obligations of, or loans or other extensions of credit made by, such Creditor other than Credit Agreement Obligations or Note Agreement Obligations, as applicable.

     "Subsidiary" shall mean each subsidiary of a Credit Party now existing or from time to time created or formed.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Delaware or any other applicable jurisdiction.

Section 2.   Appointment and Authority of Collateral Agent.

     (a) The Lenders and the Noteholders hereby appoint Wachovia Bank, National Association to act as Collateral Agent on the terms and conditions set forth in this Agreement and the Security Documents and authorize the Collateral Agent to execute the Security Documents in the name of and for the benefit of the Creditors, and Wachovia Bank, National Association hereby accepts such appointment and shall have all of the rights and obligations of the Collateral Agent hereunder and under the Security Documents.

     (b) The Creditors hereby appoint the Collateral Agent as agent for the purposes of perfecting the security interest in assets which, in accordance with
Article 9 of the Uniform Commercial Code, can be perfected by possession only, including without limitation the shares of stock of any Person pledged pursuant to any Security Document, and the Collateral Agent hereby acknowledges that it shall hold any such Collateral, including any such shares of stock of any Subsidiary, for the ratable benefit of all Creditors in accordance with this Agreement.

     (c) Subject to the requirements of Section 4.2 hereof relating to the instructions of the Majority Creditors, each Creditor hereby authorizes, and each Lender which is or hereafter becomes a party to the Credit Agreement and each Noteholder by the acceptance of any Private Note, shall be deemed to authorize, the Collateral Agent to take such action on its behalf hereunder and under the provisions of the Security Documents and any other instrument and agreement referred to therein or now or hereafter delivered thereunder and to exercise such powers thereunder as are specifically delegated to or required of the Collateral Agent by the terms thereof, subject to the provisions hereof.

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Section 3.   Priority of Liens.

     Notwithstanding any contrary provision contained in any Finance Document or in the Uniform Commercial Code, any applicable law or judicial decision, or whether any Creditor has possession of all or any part of the Collateral, as among the Creditors the respective rights of each Creditor in respect of liens and security interests existing under the Security Documents shall at all times remain on a parity with one another without preference, priority or distinction and shall be shared as provided herein.

Section 4. Enforcement Against Collateral; Application of Proceeds from Collateral and Guaranties.

     Section 4.1. Limit on Enforcement. The Creditors agree among themselves and for their own benefit alone that the liens and security interest granted and provided for in the Security Documents shall not be enforced as against any of the Collateral except at the direction of the Majority Creditors upon the occurrence of one or more Actionable Defaults and in compliance with the provisions hereof. Each Creditor agrees that, as long as any Obligations exist or may become outstanding pursuant to the terms of the Finance Documents, the provisions of this Agreement shall provide the exclusive method by which any Creditor may exercise rights and remedies under the Security Documents.

     Section 4.2. Enforcement. Upon the occurrence of any Actionable Default and the Collateral Agent's receipt or actual knowledge of a Notice of Actionable Default for the same, the Collateral Agent, at the direction of the Majority Creditors, shall seek to realize upon the security interests and liens granted to the Collateral Agent under the Security Documents in such manner as shall be directed by the Majority Creditors. Whether before or after any Actionable Default, subject to the terms and conditions hereof, the Collateral Agent shall follow the instructions of the Majority Creditors with respect to the preservation, protection, collection or realization upon any Collateral. If the Collateral Agent has requested instructions from the Majority Creditors at a time when a Notice of Actionable Default shall be outstanding and the Majority Creditors have not responded to such request within thirty (30) days thereafter (excluding a notification by any Creditor that the Majority Creditors have not agreed upon the actions to be taken by the Collateral Agent, in which case, the Collateral Agent shall take no action until instructions of the Majority Creditors are received), the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Security Documents or any of them or otherwise, other than foreclosure of any lien, as the Collateral Agent, in good faith, shall determine to be in the best interests of the Creditors and to maximize both the value of the Collateral and the present value of the recovery by each of the Creditors on the Obligations; provided, however, that, if instructions are thereafter received from the Majority Creditors, then any subsequent actions of the Collateral Agent shall be subject to such instructions. In the event the Majority Creditors fail to respond to any such request referred to above, the Collateral Agent may forward a second request for instructions to the Majority Creditors. Such second request shall clearly indicate that it is a "Second Request Under the Intercreditor Agreement" and shall clearly indicate in capitalized letters or contrasting type that, upon failure to respond to such second request within thirty (30) days that the Collateral Agent may take actions under the Security Documents, including foreclosure of any lien. In the event the Majority Creditors fail to

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respond to such second request within thirty (30) days thereafter (excluding a notification by any Creditor that the Majority Creditors have not agreed upon the actions to be taken by the Collateral Agent, in which case, the Collateral Agent shall take no action until instructions of the Majority Creditors are received), the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Security Documents or any of them or otherwise, including foreclosure of any lien, as the Collateral Agent, in good faith, shall determine to be in the best interests of the Creditors and to maximize both the value of the Collateral and the present value of the recovery by each of the Creditors on the Obligations; provided, however, that, if instructions are thereafter received from the Majority Creditors, then any subsequent actions of the Collateral Agent shall be subject to such instructions. Notwithstanding anything to the contrary set forth above, no Creditor shall be deemed to have consented to or directed any action by the Collateral Agent in absence of affirmative instructions from such Creditor.

     Section 4.3. Application of Proceeds. The Collateral Agent and each of the Creditors agree that (a) the proceeds and avails of any sale of the Collateral, or any part thereof, and the proceeds and avails of any right or remedy under the Security Documents, and (b) any and all Specified Payments, in all cases, shall be shared by the Creditors and shall be distributed by the Collateral Agent to the Obligations in accordance with the priorities as follows, with application against the Obligations owed each Creditor made in the manner determined by such Creditor:

             (i) First, to the payment of amounts owing to the Collateral Agent under Section 5.9 of this Agreement (excluding any such costs, expenses or amounts which have theretofore been reimbursed);

             (ii) Second, after payment in full of the amounts set forth in clause (i) above, to the payment of all fees, costs and reasonable expenses of the Creditors incurred in connection with the enforcement of their rights and remedies under the Finance Documents (including, without limitation, fees, costs and expenses incurred in connection with evaluating any such rights or remedies) and to all indemnity obligations due and payable under the Finance Documents;

             (iii) Third, after payment in full of the amounts set forth in clause (ii) above, up to $50,000 to the payment of all agency and similar fees of the Administrative Agent due to the Administrative Agent under the Credit Documents (excluding any such fees which have theretofore been reimbursed);

             (iv) Fourth, after payment in full of the amounts set forth in clause (iii) above, to the Creditors, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the then aggregate unpaid principal amount of the Bank Loans, together with all accrued and unpaid interest thereon at such time, to be applied in accordance with Section 4.10 of the Credit Agreement, (2) amounts due under any Hedging Agreement with any Lender other than termination payments, break-funding costs and fees; and
                   (3) the Note Agreement Obligations

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                   constituting the then aggregate unpaid principal amount of the Private Notes together with all accrued and unpaid interest thereon at such time, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

             (v) Fifth, after payment in full of the amounts set forth in clause (iv) above, to the Creditors, ratably, in accordance with the respective amounts of (1) the Credit Agreement Obligations constituting the amount of all commitment fees, break-funding costs and other amounts owing under the Credit Agreement, including, without limitation, all amounts under Sections 4.13, 4.14, 4.15 and 4.16 of the Credit Agreement if any, then owing to the Lenders under the Credit Agreement (2) amounts due under any Hedging Agreement with any Lender constituting termination payments, break funding costs and fees and (3) the Note Agreement Obligations constituting break-funding costs, premium or make-whole amount, if any, then owing to the Noteholders under the Note Agreement, for application to such Credit Agreement Obligations and Note Agreement Obligations, without priority of one over the other;

             (vi) Sixth, after payment in full of all amounts set forth in clause (v) above, to the payment to the Creditors, ratably, in accordance with the respective amounts of (1) all other Credit Agreement Obligations and (2) all other Note Agreement Obligations, without priority of one over the other; and

             (vii) Last, after payment in full of the Obligations, to the payment of the surplus, if any, to any Credit Party, any of their respective successors or to whomsoever may be lawfully entitled to receive the same.

     In determining for any purpose of this Agreement, the ratable share of Obligations owed to the respective Creditors as of any time (a) the Obligations owed to each Lender shall be deemed outstanding in an amount equal to the principal amount and interest then outstanding on the Bank Loans, (b) the Obligations owed to each Lender that is party to a Hedging Agreement shall be deemed outstanding in the amount equal to the net amount owed to such Lender or Lenders under such Hedging Agreements, and (c) the Obligations owed to each Noteholder shall be deemed outstanding in an amount equal to the aggregate principal amount and interest then outstanding with respect to the Private Notes.

     Section 4.4. Sharing of Recoveries. If any Creditor shall receive any Specified Payment or any other voluntary or involuntary payment, distribution, collection or recovery on any Creditor's Obligations out of the proceeds of any Collateral other than payments thereon received pursuant to Section 4.3 hereof (any such non-excluded payment being hereinafter referred to as a "Recovery"), including such a payment by reason of a setoff against deposit balances of any of the Credit Parties, by exercise of other set-off rights, or by virtue of any casualty insurance, title insurance or any other recovery with respect to any Collateral (but excluding proceeds of environmental insurance and credit derivatives or similar instruments purchased directly by, and entered into by, such Creditor and not expressly subject to the terms of this Agreement), and as a result thereof such Creditor shall receive an amount which exceeds the amount to which such Creditor would have been entitled to receive under Section 4.3 hereof had such Recovery represented the proceeds of the sale of Collateral (the amount of such excess being herein referred to as the "Excess Amount"), then such Creditor shall pay to the Collateral Agent the Excess Amount of such Recovery, and the Collateral Agent shall pay such Excess Amount to each other Creditor to the extent (if any) such payee would have been entitled thereto if Section 4.3 had governed the application of such Recovery and, pending such payment, to the Collateral Agent, which shall hold such amount in trust for the other Creditors.

     Section 4.5. Return of Amounts. In the event that any Creditor which shall receive any amount pursuant to Section 4.4 above (a "Recovering Party") shall be legally required to return or repay any or all of such amount to a Credit Party, or the representative or successor in interest of a Credit Party, whether required pursuant to a settlement approved by such Creditor or required by court order (the portion required to be so returned or repaid being hereinafter referred to as a "Recovered Payment"), each other Creditor which shall have received any portion of such Recovered Payment shall, promptly upon its receipt of notice thereof from the Collateral Agent or such Recovering Party, pay to the Collateral Agent such portion (without interest), and the Collateral Agent shall promptly return such portion to the Recovering Party. If any such Recovered Payment, or any part thereof, is subsequently re-recovered by the Recovering Party from a Credit Party or the representative or successor in interest of a Credit Party, such Recovered Payment, or any part thereof, shall, to the extent required by Section 4.4 hereof, be paid by the Recovering Party to the Collateral Agent (without interest), and the Collateral Agent shall redistribute such Recovered Payment to the other Creditors on the same basis as such amounts were originally distributed. The obligations of the Creditors and the Collateral Agent under this paragraph shall survive the repayment of the Obligations and the termination of the Security Documents.

     Section 4.6. Allocation of Payments. Each Creditor shall, to the extent necessary to give full effect to the foregoing provisions, purchase if such Creditor was overpaid or sell if it was underpaid, as the case may be, for cash at face value, but without recourse, from each other Creditor such amount of the Obligations held by such other Creditor (or a participation therein) as shall be necessary to cause a payment or distribution to be shared with such other Creditor as hereinabove required.

     Section 4.7. Determination of Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or any portion thereof or the existence of any Actionable Default for any purposes of this Agreement, it shall be entitled, absent manifest error, to make such determination on the basis of one or more certificates of any Creditor (with respect to the Obligations owed to such Creditor); provided, however, that if, notwithstanding the request of the Collateral Agent, any Creditor shall fail or refuse within twenty (20) business days of such request to certify as to the existence or amount of any Obligations or any portion thereof owed to it or the existence of any Actionable Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion, determine, including by reliance upon a certificate of the Company; provided, further, that, promptly following determination of any such amount, the Collateral Agent shall notify such Creditor of such determination and thereafter shall correct any error that such Creditor brings to the attention of the Collateral Agent. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any of the Credit Parties or any Subsidiary, any Creditor or any other person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of notice of any error in such determination.

     Section 4.8. Acts of Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Creditors or any portion thereof (including the Majority Creditors) may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by or on behalf of such persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the persons signing such instrument or instruments. In the absence of bad faith on the part of the Collateral Agent, the Collateral Agent shall be entitled to rely absolutely upon an Act of any Creditor if such Act purports to be taken by or on behalf of such Creditor, and nothing in this Section 4.8 or elsewhere in this Agreement shall be construed to require any Creditor to demonstrate that it has been authorized to take any action which it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Creditor.

Section 5.   The Collateral Agent.

     The Collateral Agent accepts the duties hereunder and under the Security Documents and agrees to perform the same, but only upon the terms and conditions hereof and the Security Documents, including the following, to all of which the Credit Parties and the respective Creditors by their acceptance hereof agree:

     Section 5.1. Duties of Collateral Agent. (a) The Collateral Agent upon receipt of a Notice of Actionable Default furnished to the Collateral Agent pursuant to the provisions of this Agreement shall promptly furnish copies of the same to all holders of the Obligations.

     (b) In the event that the Collateral Agent shall receive any material notice from any Creditor or from any of the Credit Parties, the Collateral Agent shall promptly furnish copies of the same to all holders of the Obligations at the addresses for notices specified in Section 7.2.

     (c) The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Agreement or the Security Documents, except, subject to Section 5.9, as expressly provided by the terms and conditions of this Agreement or the Security Documents, or expressly provided in written instructions received pursuant to the terms of this Agreement or the Security Documents. The Collateral Agent may take, but in absence of written instructions received pursuant to this Agreement shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Creditors; provided, however, that, in the absence of specific written instructions from the Majority Creditors or as expressly provided in
Section 4.2, the Collateral Agent shall not foreclose on any lien or security interest on the Collateral or, except as otherwise provided herein, exercise any other remedies available to it under any Security Documents with respect to the Collateral or any part thereof.

      (d) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Security Document. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of any of the Credit Parties or any of their Subsidiaries to the Collateral, as to the security afforded by this Agreement or any Security Document or, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any Finance Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any of the Credit Parties or any of their Subsidiaries.

      (e) The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to any of the Credit Parties or any of their Subsidiaries or to the Creditors as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

      (f) The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

      (g) In the event (i) the Collateral Agent shall have received any written request from any of the Credit Parties for consent or approval to any matter or thing relating to any Collateral or the Credit Party's obligations with respect thereto or (ii) there shall be due from the Collateral Agent under the provisions of any Security Document any performance or the delivery of any instrument, then, in each such event, the Collateral Agent shall send to each of the Creditors a notice setting forth, in reasonable detail, (x) an account of the matter or thing as to which such consent has been requested or the performance or instrument required to be so delivered, as the case may be, and
(y) the Collateral Agent's proposed course of action with respect thereto. In the event the Collateral Agent shall not have received a response from a Creditor within thirty (30) days after the giving of such notice, such Creditor shall be deemed to have rejected the course of action proposed by the Collateral Agent. No such consent of the Creditor shall be required with respect to any action taken in accordance with the provisions of Section 4.2 hereof or with respect to any consent, determination or other matter that is ministerial or administrative in nature. Also, the Collateral Agent is hereby authorized on behalf of all the Creditors, without the necessity of further consent from any Creditor, from time to time prior to an Event of Default, to release portions of the Collateral from the security interest imposed by the Security Documents in connection with any disposition of such portions of the Collateral expressly permitted under the Finance Documents.

      (h) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default or a notice from any of the Credit Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Actionable Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Actionable Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it. The Collateral Agent may (but shall not be obligated to) take action hereunder on the basis of an Actionable Default of the type specified in Section 11.01(h) or (i) of the Credit Agreement, or clauses (g) or (h) of Section 11 of the Note Agreement (each as in effect on the date of this Agreement) whether or not the Collateral Agent has received any Notice of Actionable Default stating that such Actionable Default has occurred, provided that any such action taken by the Collateral Agent without direction from the Majority Creditors shall be limited to actions that the Collateral Agent determines to be necessary to protect and preserve the Collateral and the rights of the Creditors, provided, further, that the Collateral Agent shall promptly notify all Creditors in writing of any action taken without direction from the Majority Creditors.

      (i) Upon receipt of a Notice of Actionable Default pursuant to the provisions of this Agreement, the Collateral Agent shall, at the request of any Creditor, schedule a meeting of all Creditors to be held at the offices of the Collateral Agent, or another mutually convenient place, to discuss the exercise of rights and remedies under the Security Documents, provided that any Creditor may participate via telephone.

      Section 5.2. Collateral Agent's Liability. No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own gross negligence or willful misconduct, except that:

      (a) the Collateral Agent shall not be liable except for the performance of such duties as are specifically set forth in this Agreement or in the Security Documents and no implied covenants or obligations shall be read into this Agreement or into the Security Documents against the Collateral Agent but the duties and obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement and the Security Documents;

      (b) in the absence of bad faith, gross negligence or willful misconduct on the part of the Collateral Agent, the Collateral Agent may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, officer's certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Collateral Agent to be genuine and to have been signed, affixed or presented by the proper party or parties;

      (c) in the absence of bad faith, gross negligence or willful misconduct on the part of the Collateral Agent, whenever the Collateral Agent, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an officer's certificate; provided, however, that the Collateral Agent, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable;

      (d) the Collateral Agent may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel;

      (e) the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction or request of the Majority Creditors pursuant to the terms of this Agreement or any of the Security Documents;

      (f) the Collateral Agent shall not be liable for any error of judgment made in good faith by an officer of the Collateral Agent unless it shall be proved that the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

      (g) whether or not an Event of Default shall have occurred, the Collateral Agent shall not be under any obligation to take or refrain from taking any action under this Agreement or any of the Security Documents which may tend to involve it in any expense or liability, unless and until it is requested in writing so to do by the Majority Creditors and furnished, from time to time as it may require, with satisfactory indemnity.

      This Section does not impair or otherwise affect the Creditors' obligations and liabilities to the Credit Parties (if any) under the terms of the Credit Agreement and Note Agreement for any act or failure to act by the Collateral Agent in each case that is in accordance with the provisions of this Agreement.

      Section 5.3. Certain Limitations on Collateral Agent's Rights to Compensation. The Collateral Agent shall have no right against a Creditor for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties, but on the contrary, shall look solely to the Credit Parties for such payment and indemnification which the Credit Parties hereby acknowledge, and the Collateral Agent shall have only such lien on and security interest in the Collateral as security for such compensation, expenses, disbursements and indemnification as and to the extent provided for in Section 4.3(a) hereof.

      Section 5.4. Status of Moneys Received. (a) Except as otherwise specifically prescribed in this Agreement, all moneys received by the Collateral Agent shall, until used or applied as herein provided, be held for the purposes for which they were received, in segregated accounts, and may be deposited by the Collateral Agent under such general conditions as may be prescribed by law in the Collateral Agent's general banking department, and the Collateral Agent shall be under no liability for interest on any moneys received by it hereunder. The Collateral Agent and any affiliated corporation may become the owner of any of the Obligations and be interested in any financial transaction with any of the Credit Parties or any affiliated corporation, or the Collateral Agent may act as depository or otherwise in respect to other securities of any of the Credit Parties or any affiliated corporation, all with the same rights which it would have if not the Collateral Agent.

      (b) The Collateral Agent may invest and reinvest any funds from time to time held by the Collateral Agent in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment.

      Section 5.5. Resignation or Termination of Collateral Agent. The Collateral Agent may resign as Collateral Agent upon not less than 60 days' written notice to each of the Creditors (with copies to the Credit Parties), such resignation to take effect upon the acceptance by a successor Collateral Agent of its appointment as the Collateral Agent hereunder. In addition, the Majority Creditors may remove the Collateral Agent at any time by giving written notice thereof to the Collateral Agent. Upon any such resignation or removal, the Majority Creditors shall have the right to appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.7. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment in writing within 30 days after the retiring Collateral Agent's giving of notice of resignation or its removal, then the retiring Collateral Agent may, on behalf of the Creditors, appoint a successor Collateral Agent which meets the eligibility requirements of Section 5.7, and the Credit Parties agree to pay such reasonable fees and expenses of any such appointee as shall be necessary to induce such appointee to agree to become a successor Collateral Agent hereunder. Upon acceptance of appointment as Collateral Agent, such successor shall thereupon and forthwith succeed to and become vested with all the rights, powers and privileges, immunities and duties of the retiring Collateral Agent, and the retiring Collateral Agent, upon the signing, transferring and setting over to such successor Collateral Agent all rights, moneys and other collateral held by it in its capacity as Collateral Agent, shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal as Collateral Agent, the provisions of this Section 5, shall inure to its benefit as to any actions taken or omitted to be taken by it while it acted as Collateral Agent.

      Section 5.6. Succession of Successor Collateral Agent. Any successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Credit Parties and the predecessor Collateral Agent an instrument accepting such appointment, and thereupon such successor Collateral Agent, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, duties and obligations of the predecessor Collateral Agent in the trust hereunder, with like effect as if originally named as Collateral Agent herein.

     Upon the request of any such successor Collateral Agent, however, the Credit Parties and the predecessor Collateral Agent shall promptly execute and deliver such instruments of conveyance and further assurance reflecting terms consistent with the terms of the Finance Documents then in effect and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Collateral Agent its interest in the Collateral and all such rights, powers, duties and obligations of the predecessor Collateral Agent hereunder, and the predecessor Collateral Agent shall also promptly assign and deliver to the successor Collateral Agent any Collateral subject to the lien and security interest of this Agreement which may then be in its possession.

      Section 5.7. Eligibility of Collateral Agent. Any successor Collateral Agent shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any state, having a capital, surplus and undivided profits aggregating at least $500,000,000, if there be such a bank or trust company willing and able to accept the duties hereunder upon reasonable and customary terms.

      Section 5.8. Successor Collateral Agent by Merger. Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Collateral Agent as a whole or substantially as a whole, if eligible as provided in Section 5.7, shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

      Section 5.9. Compensation and Reimbursement of Collateral Agent. The Credit Parties agree:

      (a) to pay to the Collateral Agent all of its out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of its special counsel;

      (b) to pay to the Collateral Agent from time to time reasonable compensation for all services rendered by it hereunder;

      (c) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable solely to its gross negligence or willful misconduct; and

      (d) to indemnify the Collateral Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on its part, arising out of or in connection with this Agreement or any Security Document or any action taken or omitted by it thereunder or in connection therewith, including, but not limited to, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and any loss, liability, expense or claim arising out of its possession, management, control, use or operation of the Collateral.

     Notwithstanding any other provision of this Agreement or the Security Documents, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Creditors against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     Section 5.10. Self Dealing. In the event that a Creditor serves as the Collateral Agent, such Creditor acting in its capacity as such shall have the same rights and powers under the Finance Documents as any other Creditor and may exercise or refrain from exercising the same as though it were not the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent or any holding company, trust company or corporation in or with which the Collateral Agent or the Collateral Agent's stockholders may be interested or affiliated, or any officer or director of the Collateral Agent, or of any other such entity, or any agent appointed by the Collateral Agent, may have commercial relations or otherwise deal with any of the Credit Parties, or any Creditor, or with any other corporation having relations with any of the Credit Parties or any Creditor, and with any other entity, whether or not affiliated with the Collateral Agent.

Section 6.  Agreements Among the Creditors.

     Section 6.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from (a) accelerating the maturity of, or demanding payment from any of the Credit Parties on, any Obligation of the Credit Parties to such Creditor, (b) instituting and pursuing legal action against any of the Credit Parties to obtain a judgment or other legal process in respect of such Obligation (including, without limitation, enforcing any such judgment against the assets of the Company, and Guarantor or any other person or entity so long as such assets are not subject to a Lien subject to the terms of this Agreement), (c) imposing a default rate of interest in accordance with the Credit Agreement or the Note Agreement, as applicable, or (d) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense to the extent directly relating to the Collateral or any one or more of the Security Documents, subject to and in accordance with the provisions of this Agreement.

     Section 6.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Credit Parties or of any other circumstances bearing upon the risk of nonpayment of any Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of a Credit Party and nothing contained herein shall limit or in any way modify any of the obligations of the Credit Parties to the Creditors.

     Section 6.3. Acknowledgment of Collateral . Each party hereto hereby expressly acknowledges the collateral security given under the Credit Agreement and the collateral security delivered pursuant to the requirements of the Note Agreement.

     Section 6.4. Additional Creditors. Additional Persons which become parties as lenders to the Credit Agreement or noteholders under a Note Agreement shall become "Creditors" hereunder by executing and delivering to the Collateral Agent and each of the then existing Creditors (a) a supplement to this Agreement pursuant to which such party shall become a party to this Agreement executed by such Person and the Collateral Agent and (b) a copy of the agreement or documents pursuant to which such Person has become a creditor of the Credit Parties. Accordingly, upon the execution and delivery of such copy of this Agreement by any such Person, such Person shall thereafter become a Creditor for all purposes of this Agreement.

     Section 6.5. Additional Guarantors. Each additional Person who from time to time becomes a guarantor of any obligations under any Financing Document pursuant to the terms of any of the Financing Documents or otherwise. Upon the execution and delivery of any such guaranty by any such Person, shall thereinafter be deemed a "Guarantor" for all purposes of this Agreement and, the Collateral Agent may (or shall at the request of the Majority Creditors), require such Guarantor to execute a joinder to this Agreement in form and substance satisfactory to the Collateral Agent.

     Section 6.6. Guaranties. In the event any Guaranty is invalidated, avoided, declared fraudulent or set aside, the Collateral Agent, the Administrative Agent and the Creditors agree that such Guaranty shall nevertheless be considered to be outstanding for all purposes of this Agreement.

     Section 6.7. Copies of Modifications. Each Creditor agrees to provide to the Collateral Agent a complete executed copy of any and all amendments, waivers and other modifications to the Finance Documents to which it is a party promptly after the execution and delivery thereof. The Collateral Agent shall not be deemed to have any knowledge of any such amendments, waivers or other modifications until a complete executed copy of the same is delivered to the Collateral Agent.

Section 7.  Miscellaneous.

     Section 7.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

     Section 7.2. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to the Collateral Agent or any Lender, to the respective addresses set forth in the Credit Agreement or (b) if to any Noteholder, to the respective addresses set forth in the Purchaser Schedule to the Note Agreement or such other address specified by such Noteholder to the Collateral Agent in writing provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the Collateral Agent.

      Section 7.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns (including, without limitation, any holder of a participation interest in any Obligation), whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Obligations, and the term "Creditor" shall include any such subsequent holder of Obligations, wherever the context permits. Without limiting the foregoing, the rights and obligations of any Lender or Noteholder under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term "Lender" or "Noteholder" as used in this Agreement shall include, any assignee, transferee or successor of such Lender under a Credit Agreement or such Noteholder under any Note Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. If required by any party to this Agreement, such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Lenders and the Noteholders agrees that it shall deliver a complete copy of this Agreement to any assignee, transferee or successor of a Lender or a Noteholder prior to or substantially concurrently with the execution of any such assignment or transfer.

     Section 7.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Required Lenders and Required Holders and no such modification or amendment shall be binding on the Credit Parties without the consent of the Credit Parties, provided, however, that (i) no such modification or amendment shall adversely affect any of the Collateral Agent's rights, immunities or rights to indemnification hereunder or under any Security Document or expand its duties hereunder or under any Security Document, without the prior written consent of the Collateral Agent, (ii) no such modification or amendment shall modify any provision hereof which is intended to provide for the equal and ratable security of all outstanding Obligations without the prior written consent of all Creditors, and (iii) no such modification or amendment shall change the definition of "Majority Creditors" or this Section 7.4 or
Section 4 without the prior written consent of each Creditor. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 7.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

     Section 7.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 7.9. Purchase of Collateral. Any Creditor may purchase Collateral at any public sale of such Collateral pursuant to any of the Security Documents and may make payment on account thereof by using any outstanding Obligation then due and payable to such Creditor from the person which granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent such action (i) has been approved by the Majority Creditors and (ii) does not contravene any Applicable Law (as defined in the Credit Agreement).

     Section 7.10. Further Assurances, etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Credit Parties which costs and expenses the Credit Parties, by countersigning this Agreement, agree to pay), to effectuate and carry out the provisions of this Agreement, including, by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

     In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                 WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, as Collateral Agent, as
                                    Administrative Agent and a Lender


                                 By_____________________________
                                   Name:
                                   Title:

                                     FLEET NATIONAL BANK, as a Lender


                                 By:____________________________
                                    Name:
                                    Title:

                                        BANK OF OKLAHOMA, N.A., as a Lender


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        U.S. BANK, N.A. (f/k/a FIRSTAR BANK,
                                        N.A. OVERLAND PARK), as a Lender


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        WELLS FARGO BANK TEXAS, N.A., as a
                                        Lender


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        TEAMBANK, N.A., as a Lender


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        THE CANADA LIFE
                                        ASSURANCE COMPANY, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        JOHN HANCOCK LIFE
                                        INSURANCE COMPANY, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        INVESTORS PARTNER LIFE
                                        INSURANCE COMPANY, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        JOHN HANCOCK VARIABLE LIFE
                                        INSURANCE COMPANY, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:


                                        JOHN HANCOCK INSURANCE COMPANY OF
                                        VERMONT, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:

                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA, as a Noteholder


                                        By:_____________________________________
                                          Name:
                                          Title:

     The undersigned parties hereby acknowledge and agree to the foregoing Intercreditor Agreement.

                                   INERGY PROPANE, LLC


                                   By: _________________________________________
                                      Name:  John J. Sherman
                                      Title: President

                                   INERGY, L.P.

                                   By:  Inergy GP, LLC, its Managing Partner


                                        By:_____________________________________
                                           Name:  John J. Sherman
                                           Title: President

                                   INERGY TRANSPORTATION, LLC


                                   By: _________________________________________
                                      Name:  John J. Sherman
                                      Title: President

                                   IPCH ACQUISTION CORP.


                                   By: _________________________________________
                                      Name:  John J. Sherman
                                      Title: President

                                   L & L TRANSPORTATION, LLC


                                   By: _________________________________________
                                      Name:  John J. Sherman
                                      Title: President

                                   INERGY SALES & SERVICE, INC.


                                   By: _________________________________________
                                      Name:  John J. Sherman
                                      Title: President